UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07605

T. Rowe Price Mid-Cap Value Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2014

Item 1. Report to Shareholders

Mid-Cap Value Fund	June 30, 2014

The views and opinions in this report were current as of June 30, 2014. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

U.S. stocks resumed their push into record territory in the first half of 2014 as investors anticipated that a slowly recovering U.S. economy would sustain corporate earnings growth. The U.S. Federal Reserve began the long-awaited taper of its stimulus program in January, but investors drew comfort from accommodative monetary policies adopted by central banks in Europe and Japan. Stocks across the capitalization spectrum produced solid gains, with mid-cap stocks outpacing small- and large-cap stocks. Your fund posted a solid gain in this supportive environment.

The Mid-Cap Value Fund advanced 9.68% for the six months ended June 30, 2014. (Returns for the fund’s Advisor and R Class shares were slightly lower due to their different fee structures.) The fund exceeded the returns of the S&P MidCap 400 Index and its peer group, the Lipper Mid-Cap Value Funds Index, but trailed the Russell Midcap Value Index chiefly due to large weightings in the financials and consumer staples sectors. The fund’s long-term relative performance remained favorable, as recognized by Morningstar’s overall four-star rating and its rank among competitive funds tracked by Lipper over longer time periods. (Please refer to page 7 for additional information about Morningstar ratings.) Based on cumulative total return, Lipper ranked the Mid-Cap Value Fund 59 of 199, 60 of 167, 109 of 148, and 16 of 93 mid-cap value funds for the 1-, 3-, 5-, and 10-year periods ended June 30, 2014, respectively. Past performance cannot guarantee future results.

MARKET ENVIRONMENT

The U.S. economy improved at a slow-but-steady pace over the year’s first half. The economy unexpectedly shrank 2.9% in the first quarter, its worst quarterly performance in five years, but most economists blamed the slowdown on severe winter weather that hurt consumer spending. More recent data showed the recovery picking up as warmer weather in the spring unleashed pent-up demand. A surprisingly strong June jobs report released after our reporting period ended provided the latest sign that the economy is firmly recovering. In January, the Fed began tapering its longstanding stimulus program by paring its monthly asset purchases, but kept its fed funds target rate close to 0% to bolster the economy. The S&P 500 Index and Dow Jones Industrial Average repeatedly hit record highs in an environment marked by unusually low volatility. In the mid-cap universe, value stocks widely outpaced growth over the past six months. While they performed roughly even with each other in the trailing one-year period, mid-cap value stocks have significantly outperformed mid-cap growth stocks over the past decade.

All sectors in the Russell Midcap Value Index advanced. Utilities fared the best, surging close to 19%, as investors sought high-yielding stocks in a low interest rate environment and power market fundamentals improved. Utilities have benefited from a string of mergers and acquisitions (M&A) in the power industry and higher-than-expected wholesale electricity auction rates in some parts of the country. Energy stocks were the next-best performer, gaining nearly 18%, buoyed by a spike in oil prices in the spring following turmoil in Ukraine and Iraq and signs of a stronger U.S. economy. Telecommunication services, information technology, health care, and consumer staples produced double-digit gains that exceeded the index. Conversely, financials, materials, and industrials and business services posted single-digit gains that lagged the index’s return. Consumer discretionary stocks added slightly more than 3%, the least among all sectors.

PORTFOLIO AND STRATEGY REVIEW

Before discussing the past six months’ performance and outlook, we would like to review our investment strategy to provide some context for our portfolio changes. As we have discussed in past letters, our approach focuses on identifying good companies whose shares are trading below their intrinsic value. Typically, these companies have fallen out of favor with the market due to problems or challenges, either real or perceived, that we believe are temporary and that can be addressed or overcome with time. We favor companies with established businesses, strong market positions, experienced management, hidden assets, and room for improved financial performance. To find these opportunities, we rely heavily on the extensive work of our research analysts, who collectively follow thousands of companies. Given that our skills lie in identifying value in individual situations, we do not dwell on short-term performance or try to predict the direction of the stock market and the economy. We are patient investors and are prepared to wait several years to see our efforts bear fruit.

One recurring theme in your fund has been consolidation, a trend that has accelerated in several industries over the past year, particularly in the power industry. Independent power producer Dynegy was a prime beneficiary of this trend. We observed a few years ago that the power industry was likely approaching a cyclical bottom and a period of capacity rationalization, which would eventually pave the way for potential M&A among established players. Dynegy, which emerged from bankruptcy in 2012 under new management, has played its hand particularly well in this regard. Last year, Dynegy bought the power generation business of electricity utility Ameren for essentially nothing by assuming its debt obligations. We expect Dynegy to extract significant costs from the deal and further benefit from any improvement in power prices. (Please refer to our portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Hospira was another former laggard that went on to become a top contributor. Hospira is the biggest maker of generic injectable drugs, and in recent years has been under heightened regulatory scrutiny over numerous manufacturing violations. Like most of its peers, Hospira has suffered from lower reimbursements, which led to underinvestment in its facilities and made it prone to quality control problems that resulted in widespread drug shortages. Hospira is one of only a few makers of generic injectable drugs in an industry with high barriers to entry. We bought Hospira on the belief that the company is essential to the nation’s health care system and that the Food and Drug Administration would help restore it to financial health, provided that the company performed a rigorous and thorough analysis and reengineering of its facilities and business practices. While the jury is still out, our thesis has proved to be on track as Hospira recently posted better results and its financial standing has improved. Additionally, the company owns the industry’s largest and most valuable portfolio of biosimilar drugs, or generic versions of more expensive biotech drugs. Over the long term, we believe that Hospira will benefit from this promising market.

While itself neither an acquirer nor a takeover target, another beneficiary of consolidation in your fund was Lazard. This investment bank is benefiting from previous cost-cutting efforts, a contraction in staffing at rival investment banks in recent years, and a surge in global M&A. Lazard is especially well placed in the business of advising companies in complex, cross-border deals, which have been growing in number and size. Semiconductor manufacturer Broadcom was another noteworthy contributor. Broadcom shares rallied in June after the company said it would sell or wind down its cellular baseband business due to stiff competition, causing the market to reevaluate its earnings prospects. We had purchased Broadcom some time before the news, as we recognized that the value of the company’s other chip-making segments was not accurately reflected in its stock price. We were pleased that management made a rational decision to exit a poorly performing business, allowing it to focus on its core business, allocate capital more effectively, and boost overall returns as a result.

Companies experiencing cyclical pressures or fallout from suboptimal business decisions often rank among the biggest detractors in any given period, and this year’s first half was no exception. Grain processing company Bunge Limited is an example of a well-established company that is trying to regain its footing after a series of adverse events, most recently a costly expansion into the Brazilian sugar business a few years ago that has contributed to steep losses. Last year, Bunge’s longtime chief executive stepped down and was succeeded by the head of its North American unit. We are optimistic that the new management’s focus on improving returns on invested capital will lead to lower capital spending and other value-enhancing measures, including shedding businesses that aren’t generating adequate returns.

Canadian energy producer Talisman Energy was another detractor. Talisman has posted a string of weak results due to a protracted slump in natural gas prices and losses in its North Sea operations and is trying to turn around its business by selling less-profitable operations. Its shares fared poorly as investors were disappointed with the pace of its divestitures. However, Talisman has a diverse portfolio of high-quality assets and numerous ways to unlock value, and we believe it will generate higher cash flow as it nears the end of its asset sales program. Finally, commercial lender CIT Group weighed on returns. CIT emerged from bankruptcy in 2009 after falling victim to the financial crisis and since then has been selling assets, refinancing and paying off debt, and increasing its reliance on low-cost deposits to fund its loans. Despite CIT’s stronger financial position, its shares have lagged due to tougher competition and low interest rates, which have curbed loan activity. We believe that CIT’s balance sheet is significantly overcapitalized and that the company has many options to improve returns. As of this writing, CIT announced that it had agreed to buy California-based OneWest Bank. The proposed transaction would drive significant improvement in CIT’s funding costs, allow it to utilize historic tax loss credits, and enable it to deploy the excess capital it carries on its balance sheet.

We took advantage of share underperformance in all these detractors and significantly increased our positions, as seen in the Major Portfolio Changes table on page 10. As we have stated in past letters, we are particularly interested in companies that are underperforming their best operating potential due to a temporary setback, as these often end up being our top performers over time.

IN CLOSING

In our last letter, we remarked upon a notable increase in M&A activity and how this was beginning to favorably impact a number of our holdings. Because our value orientation steers us to companies trading below their intrinsic worth, it’s perhaps unsurprising that the recent surge in M&A has found its way to your fund. If interest rates remain low, global economic growth stays positive, and confidence at boards of directors is high, this trend may well continue. Regardless, however, of the direction of the M&A cycle, the twists and turns of the stock market, or the macroeconomic outlook, we remain focused on uncovering undervalued companies with good long-term potential that can be unlocked through various ways over time.

Thank you for investing with T. Rowe Price.

Respectfully submitted,

David J. Wallack
President of the fund and chairman of its Investment Advisory Committee

Heather M. McPherson
Executive vice president of the fund

July 17, 2014

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

IMPORTANT INFORMATION ABOUT MORNINGSTAR RATINGS

For funds with at least a 3-year history, a Morningstar Rating™ is based on a risk-adjusted return measure (including the effects of sales charges, loads, and redemption fees) with emphasis on downward variations and consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% 4 stars, the next 35% 3 stars, the next 22.5% 2 stars, and the bottom 10% 1 star. Each share class is counted as a fraction of one fund within this scale and rated separately. Morningstar Rating™ is for the retail share class only; other classes may have different performance characteristics. The fund received 4 stars for the 3-year period, 3 stars for the 5-year period, and 4 stars for the 10-year period ended June 30, 2014.

©2014 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

RISKS OF INVESTING

The fund’s share price can fall because of weakness in the stock or bond markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets.

Mid-caps typically offer greater return potential than larger established firms and involve less risk than small-caps. Value investors seek to invest in companies whose stock prices are low in relation to their real worth or future prospects. By identifying companies whose stocks are currently out of favor or misunderstood, value investors hope to realize significant appreciation as other investors recognize the stock’s intrinsic value and the price rises accordingly. The value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.

GLOSSARY

Lipper indexes: Fund benchmarks that consist of a small number of the largest mutual funds in a particular category as defined by Lipper Inc.

Real estate investment trusts (REITs): Publicly traded companies that own, develop, and operate apartment complexes, hotels, office buildings, and other commercial properties.

Russell Midcap Growth Index: An index that tracks the performance of mid-cap stocks with higher price-to-book ratios and higher forecast growth values.

Russell Midcap Value Index: An index that tracks the performance of mid-cap stocks with lower price-to-book ratios and lower forecast growth values.

S&P MidCap 400 Index: An unmanaged index that tracks the stocks of 400 U.S. mid-size companies.

Note: Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Portfolio Highlights

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 6/30/14
Textron	2.3%
NRG Energy	2.3
Lazard	2.3
Northern Trust	2.2
Hospira	2.1
Exterran	2.1
Southwest Airlines	1.9
FirstEnergy	1.8
CIT Group	1.7
WPX Energy	1.7
Marsh & McLennan	1.6
Applied Materials	1.6
Hess	1.6
Sysco	1.5
Talisman Energy	1.5
E*TRADE Financial	1.5
Broadcom	1.5
C.H. Robinson Worldwide	1.4
Dynegy	1.4
Bunge Limited	1.4
CONSOL Energy	1.3
Vulcan Materials	1.2
First American Financial	1.2
White Mountains Insurance Group	1.2
Legg Mason	1.2
Total	41.5%

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has three share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee, and R Class shares are available to retirement plans serviced by intermediaries and charge a 0.50% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

Investor Class

	6 Months Ended 6/30/14	Year Ended 12/31/13	12/31/12	12/31/11	12/31/10	12/31/09
NET ASSET VALUE						
Beginning of period	$ 30.05	$ 24.04	$ 21.39	$ 23.71	$ 20.72	$ 14.27
Investment activities						
Net investment income[(1)]	0.14	0.22	0.31	0.20	0.45	0.20
Net realized and unrealized gain / loss	2.77	7.30	3.87	(1.39)	2.95	6.46
Total from investment activities	2.91	7.52	4.18	(1.19)	3.40	6.66
Distributions						
Net investment income	–	(0.22)	(0.32)	(0.24)	(0.41)	(0.21)
Net realized gain	–	(1.29)	(1.21)	(0.89)	–	–
Total distributions	–	(1.51)	(1.53)	(1.13)	(0.41)	(0.21)
NET ASSET VALUE						
End of period	**$ 32.96**	**$ 30.05**	**$ 24.04**	**$ 21.39**	**$ 23.71**	**$ 20.72**

Ratios/Supplemental Data

Total return[(2)]	**9.68%**	**31.54%**	**19.63%**	**(4.82)%**	**16.45%**	**46.68%**
Ratio of total expenses to average net assets	0.80%[(3)]	0.80%	0.81%	0.81%	0.81%	0.84%
Ratio of net investment income to average net assets	0.94%[(3)]	0.78%	1.29%	0.87%	2.07%	1.19%
Portfolio turnover rate	13.8%	32.0%	43.7%	53.6%	46.4%	58.1%
Net assets, end of period (in millions)	$ 11,294	$ 10,599	$ 8,437	$ 7,559	$ 8,246	$ 6,461

(1) Per share amounts calculated using average shares outstanding method.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. Total return is not annualized for periods less than one year.

(3) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

Advisor Class

	6 Months Ended 6/30/14	Year Ended 12/31/13	12/31/12	12/31/11	12/31/10	12/31/09
NET ASSET VALUE						
Beginning of period	$ 29.93	$ 23.94	$ 21.31	$ 23.61	$ 20.64	$ 14.22
Investment activities						
Net investment income[(1)]	0.11	0.14	0.24	0.15	0.37	0.17
Net realized and unrealized gain / loss	2.75	7.28	3.85	(1.38)	2.95	6.43
Total from investment activities	2.86	7.42	4.09	(1.23)	3.32	6.60
Distributions						
Net investment income	–	(0.14)	(0.25)	(0.18)	(0.35)	(0.18)
Net realized gain	–	(1.29)	(1.21)	(0.89)	–	–
Total distributions	–	(1.43)	(1.46)	(1.07)	(0.35)	(0.18)
NET ASSET VALUE						
End of period	**$ 32.79**	**$ 29.93**	**$ 23.94**	**$ 21.31**	**$ 23.61**	**$ 20.64**

Ratios/Supplemental Data

Total return[(2)]	**9.56%**	**31.23%**	**19.27%**	**(5.02)%**	**16.12%**	**46.42%**
Ratio of total expenses to average net assets	1.02%[(3)]	1.06%	1.05%	1.04%	1.07%	1.05%
Ratio of net investment income to average net assets	0.70%[(3)]	0.52%	1.03%	0.63%	1.73%	0.99%
Portfolio turnover rate	13.8%	32.0%	43.7%	53.6%	46.4%	58.1%
Net assets, end of period (in thousands)	$ 902,366	$ 644,950	$ 568,987	$ 549,847	$ 667,677	$ 612,799

(1) Per share amounts calculated using average shares outstanding method.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. Total return is not annualized for periods less than one year.

(3) Annualized.

The accompanying notes are an integral part of these financial statements.

Unaudited

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

R Class

	6 Months Ended 6/30/14	Year Ended 12/31/13	12/31/12	12/31/11	12/31/10	12/31/09
NET ASSET VALUE						
Beginning of period	$ 29.61	$ 23.70	$ 21.11	$ 23.40	$ 20.46	$ 14.11
Investment activities						
Net investment income[(1)]	0.07	0.07	0.18	0.08	0.34	0.13
Net realized and unrealized gain / loss	2.72	7.20	3.81	(1.36)	2.90	6.36
Total from investment activities	2.79	7.27	3.99	(1.28)	3.24	6.49
Distributions						
Net investment income	–	(0.07)	(0.19)	(0.12)	(0.30)	(0.14)
Net realized gain	–	(1.29)	(1.21)	(0.89)	–	–
Total distributions	–	(1.36)	(1.40)	(1.01)	(0.30)	(0.14)
NET ASSET VALUE						
End of period	**$ 32.40**	**$ 29.61**	**$ 23.70**	**$ 21.11**	**$ 23.40**	**$ 20.46**

Ratios/Supplemental Data

Total return[(2)]	**9.42%**	**30.90%**	**18.98%**	**(5.29)%**	**15.87%**	**46.00%**
Ratio of total expenses to average net assets	1.30%[(3)]	1.31%	1.32%	1.33%	1.32%	1.28%
Ratio of net investment income to average net assets	0.43%[(3)]	0.27%	0.75%	0.34%	1.57%	0.75%
Portfolio turnover rate	13.8%	32.0%	43.7%	53.6%	46.4%	58.1%
Net assets, end of period (in thousands)	$ 335,753	$ 333,031	$ 284,321	$ 280,716	$ 347,227	$ 290,003

(1) Per share amounts calculated using average shares outstanding method.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. Total return is not annualized for periods less than one year.

(3) Annualized.

The accompanying notes are an integral part of these financial statements.

Unaudited

PORTFOLIO OF INVESTMENTS ‡

(Cost and value in $000s)

	Shares/Par	$ Value
COMMON STOCKS 93.9%		
CONSUMER DISCRETIONARY 9.9%		
Auto Components 0.8%		
Visteon (1)	1,029,800	99,901
		99,901
Diversified Consumer Services 1.1%		
Graham Holdings	106,943	76,797
Strayer Education (1)(2)	1,283,300	67,386
		144,183
Leisure Products 1.3%		
Hasbro	610,400	32,382
Mattel	2,587,700	100,843
Sankyo-Gunma (JPY)	691,200	26,575
		159,800
Media 3.2%		
Cablevision Systems, Class A	7,688,900	135,709
Charter Communications, Class A (1)	208,700	33,054
DreamWorks Animation, Class A (1)	1,564,500	36,390
News Corp. Class A (1)	6,079,661	109,069
Scholastic (2)	1,563,000	53,283
Tribune (1)	429,800	36,554
		404,059
Multiline Retail 1.1%		
Kohl's	2,533,400	133,459
		133,459
Specialty Retail 1.8%		
Abercrombie & Fitch	2,080,100	89,964
CarMax (1)	974,100	50,663
Gap	1,897,900	78,896
		219,523

Textiles, Apparel & Luxury Goods 0.6%		
Coach	2,300,200	78,644
		78,644
Total Consumer Discretionary		1,239,569
CONSUMER STAPLES 7.7%		
Food & Staples Retailing 2.6%		
Kroger	2,692,100	133,071
Sysco	5,165,700	193,455
		326,526
Food Products 3.7%		
Archer-Daniels-Midland	3,190,600	140,737
Bunge Limited	2,238,100	169,290
Flowers Foods	4,049,408	85,361
McCormick	896,000	64,145
Tootsie Roll Industries	343,802	10,122
		469,655
Household Products 0.4%		
Clorox	541,297	49,474
		49,474
Personal Products 1.0%		
Avon	8,589,300	125,490
		125,490
Total Consumer Staples		971,145
ENERGY 8.6%		
Energy Equipment & Services 2.2%		
Exterran Holdings (2)	5,776,900	259,903

SEACOR Holdings (1)	229,000	18,835
		278,738
Oil, Gas & Consumable Fuels 6.4%		
CONSOL Energy	3,600,753	165,887
Hess	2,045,500	202,279
PBF Energy	1,354,816	36,106
Talisman Energy (CAD)	17,775,500	187,908
WPX Energy (1)	8,862,100	211,893
		804,073
Total Energy		1,082,811
FINANCIALS 24.5%		
Banks 4.7%		
CIT Group	4,749,260	217,326
Commerce Bancshares	991,696	46,114
First Horizon National (2)	11,767,242	139,559
SunTrust	2,567,000	102,834
WestAmerica Bank (2)	1,514,607	79,184
		585,017
Capital Markets 7.1%		
E*TRADE Financial (1)	8,746,060	185,941
Lazard, Class A, Partnership	5,479,900	282,544
Legg Mason	2,839,700	145,705
Northern Trust	4,226,840	271,405
		885,595
Consumer Finance 0.5%		
Ally Financial (1)	1,487,730	35,572
Ally Financial, Acquisition Date: 1/23/14 Acquisition Cost $33,822 (1)(3)	1,421,660	32,292
		67,864

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Changes in Net Assets

($000s)

		6 Months Ended 6/30/14		Year Ended 12/31/13
Increase (Decrease) in Net Assets				
Operations				
Net investment income	$	53,383	$	79,174
Net realized gain		528,224		863,348
Change in net unrealized gain / loss		527,457		1,924,973
Increase in net assets from operations		1,109,064		2,867,495
Distributions to shareholders				
Net investment income				
Investor Class		–		(74,544)
Advisor Class		–		(2,941)
R Class		–		(758)
Net realized gain				
Investor Class		–		(437,094)
Advisor Class		–		(27,100)
R Class		–		(13,969)
Decrease in net assets from distributions		–		(556,406)
Capital share transactions*				
Shares sold				
Investor Class		1,049,852		1,363,501
Advisor Class		318,005		127,078
R Class		20,913		52,417
Distributions reinvested				
Investor Class		–		491,834
Advisor Class		–		29,780
R Class		–		14,702
Shares redeemed				
Investor Class		(1,361,540)		(1,796,415)
Advisor Class		(133,295)		(219,870)
R Class		(47,556)		(87,378)
Decrease in net assets from capital share transactions		(153,621)		(24,351)
Net Assets				
Increase during period		955,443		2,286,738
Beginning of period		11,576,817		9,290,079
End of period	**$**	**12,532,260**	**$**	**11,576,817**

The accompanying notes are an integral part of these financial statements.

Unaudited

Notes to Financial Statements

T. Rowe Price Mid-Cap Value Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks to provide long-term capital appreciation by investing primarily in mid-sized companies that appear to be undervalued. The fund has three classes of shares: the Mid-Cap Value Fund original share class, referred to in this report as the Investor Class, offered since June 28, 1996; the Mid-Cap Value Fund–Advisor Class (Advisor Class), offered since September 30, 2002; and the Mid-Cap Value Fund–R Class (R Class), offered since September 30, 2002. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries, and R Class shares are available to retirement plans serviced by intermediaries. The Advisor Class and R Class each operate under separate Board-approved Rule 12b-1 plans, pursuant to which each class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including but not limited to ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Earnings on investments recognized as partnerships for federal income tax purposes reflect the tax character of such earnings. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid by each class annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting The Advisor Class and R Class each pay distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% and 0.50%, respectively, of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Rebates Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $159,000 for the six months ended June 30, 2014.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the fund’s Board; is chaired by the fund’s treasurer; and has representation from legal, portfolio management and trading, operations, and risk management.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded domestic equity securities generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Debt securities generally are traded in the OTC market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants; transaction information can be reliably obtained; and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on June 30, 2014:

There were no material transfers between Levels 1 and 2 during the six months ended June 30, 2014.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

When-Issued Securities The fund may enter into when-issued purchase or sale commitments, pursuant to which it agrees to purchase or sell, respectively, an authorized but not yet issued security for a fixed unit price, with payment and delivery not due until issuance of the security on a scheduled future date. When-issued securities may be new securities or securities issued through a corporate action, such as a reorganization or restructuring. Until settlement, the fund maintains liquid assets sufficient to settle its commitment to purchase a when-issued security or, in the case of a sale commitment, the fund maintains an entitlement to the security to be sold. Amounts realized on when-issued transactions are included in realized gain/loss on securities in the accompanying financial statements.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $1,557,083,000 and $1,847,657,000, respectively, for the six months ended June 30, 2014.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

At June 30, 2014, the cost of investments for federal income tax purposes was $9,109,014,000. Net unrealized gain aggregated $3,459,959,000 at period-end, of which $3,682,171,000 related to appreciated investments and $222,212,000 related to depreciated investments.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.275% for assets in excess of $400 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At June 30, 2014, the effective annual group fee rate was 0.29%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class and R Class. For the six months ended June 30, 2014, expenses incurred pursuant to these service agreements were $72,000 for Price Associates; $971,000 for T. Rowe Price Services, Inc.; and $1,050,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the six months ended June 30, 2014, the fund was charged $222,000 for shareholder servicing costs related to the college savings plans, of which $154,000 was for services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At June 30, 2014, approximately 2% of the outstanding shares of the Investor Class were held by college savings plans.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds), as well as the T. Rowe Price Retirement Funds and T. Rowe Price Target Retirement Funds (Retirement Funds) may invest. Neither the Spectrum Funds nor the Retirement Funds invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to separate special servicing agreements, expenses associated with the operation of the Spectrum Funds and Retirement Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds and Retirement Funds, respectively. Expenses allocated under these agreements are reflected as shareholder servicing expenses in the accompanying financial statements. For the six months ended June 30, 2014, the fund was allocated $68,000 of Spectrum Funds’ expenses and $2,717,000 of Retirement Funds’ expenses. Of these amounts, $1,278,000 related to services provided by Price. At period-end, the amount payable to Price pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At June 30, 2014, approximately 1% of the outstanding shares of the Investor Class were held by the Spectrum Funds and 29% were held by the Retirement Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund, the T. Rowe Price Government Reserve Investment Fund, or the T. Rowe Price Short-Term Reserve Fund (collectively, the Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Investment Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Investment Funds pay no investment management fees.

NOTE 6 - LITIGATION

The fund is a named defendant or in a class of defendants in a lawsuit that the Unsecured Creditors Committee (the Committee) of the Tribune Company has filed in Delaware bankruptcy court. The Committee is seeking to recover all payments made to beneficial owners of common stock in connection with a leveraged buyout of Tribune, including those made in connection with a 2007 tender offer in which the fund participated. The fund also is named as a defendant or included in a class of defendants in parallel litigation, which has been dismissed by the district court and is currently on appeal, asserting state law constructive fraudulent transfer claims to recover stock redemption payments made to shareholders. The complaints allege no misconduct by the fund, and management intends to vigorously defend the lawsuits. The value of the proceeds received by the fund is $70,070,000 (0.56% of net assets) and the fund will incur legal expenses. Management is currently assessing the case and has not yet determined the effect, if any, on the fund’s net assets and results of operations.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the above directions to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement

On April 30, 2014, the fund’s Board of Directors (Board), including a majority of the fund’s independent directors, approved the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). The April meeting followed a telephonic meeting held on March 4, 2014, during which the Board reviewed information and discussed the continuation of the Advisory Contract. In connection with its deliberations, the Board requested, and the Advisor provided, such information as the Board (with advice from independent legal counsel) deemed reasonably necessary. The Board considered a variety of factors in connection with its review of the Advisory Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board reviewed the fund’s three-month, one-year, and year-by-year returns, as well as the fund’s average annualized total returns over the 3-, 5-, and 10-year periods, and compared these returns with a wide variety of previously agreed-upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing T. Rowe Price mutual funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board was provided with information regarding industry trends in management fees and expenses, and the Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio (for the Investor Class, Advisor Class, and R Class) in comparison with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate was above the median for certain groups of comparable funds and at or below the median for other groups of comparable funds. The information also indicated that the total expense ratio for the Investor Class was at or below the median for comparable funds, the total expense ratio for the Advisor Class was below the median for comparable funds, and the total expense ratio for the R Class was above the median for comparable funds.

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the mutual fund business is generally more complex from a business and compliance perspective than the institutional business and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price mutual funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder). The independent directors were advised throughout the process by independent legal counsel.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Mid-Cap Value Fund, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date August 18, 2014

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date August 18, 2014

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date August 18, 2014